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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated January 16, 2003, appearing in this Annual Report on Form 10-K of Delphi Corporation for the year ended December 31, 2002, in the following Registration Statements:

                 REGISTRATION
                  STATEMENT
      FORM            NO.                           DESCRIPTION
       S-8        333-71899       Delphi Automotive Systems Stock Incentive Plan
       S-8        333-71961       Delphi Automotive Systems Classified Salary
                                  and Hourly Stock Option Plan
      S-3/A       333-73285       Delphi Automotive Systems Shelf Registration
       S-8        333-78895       Delphi Savings - Stock Purchase Program for
                                  Salaried Employees in the United States
       S-8        333-78897       ASEC Manufacturing Savings Plan
       S-8        333-80011       Delphi Automotive Systems Stock Incentive Plan
       S-8        333-88291       Delphi Automotive Systems Deferred
                                  Compensation Plan for Executive Employees
       S-8        333-32534       Delphi Automotive Systems Classified Salary
                                  and Hourly Stock Option Plan
       S-8        333-32552       Delphi Savings - Stock Purchase Program for
                                  Salaried Employees in the United States
                                  Delphi Personal Savings Plan for Hourly Rate
                                  Employees in the United States
       S-8        333-51340       ASEC Manufacturing Savings Plan
       S-8        333-69010       Delphi Personal Savings Plan for Hourly Rate
                                  Employees in the United States
       S-8        333-69012       Delphi Automotive Systems Stock Incentive Plan
       S-8        333-64030       Delphi Mechatronic Systems Savings - Stock
                                  Purchase Program
                                  Delphi Diesel Systems Corp. Retirement Savings
                                  Portfolio
       S-8        333-64032       Delphi Automotive Systems Classified Salary
                                  and Hourly Stock Option Plan
       S-3        333-73285       Delphi Automotive Systems Shelf Registration
       S-8        333-91444       Delphi Mechatronic Systems Savings - Stock
                                  Purchase Program
       S-8        333-91446       Delphi Automotive Systems Stock Incentive Plan
       S-3        333-101478      Delphi Corporation Shelf Registration


/s/ Deloitte & Touche LLP

Detroit, Michigan
February 17, 2003